UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 4, 2010

Hexion Specialty Chemicals, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

1-71	13-0511250
(Commission File Number)	(I.R.S. Employer Identification No.)

180 East Broad Street, Columbus, Ohio	43215-3799
(Address of Principal Executive Offices)	(Zip Code)

(614) 225-4000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1—Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On June 4, 2010, NL COOP Holdings LLC (“Sub Co.”) and Hexion International Holdings Coöperatief U.A. (“COOP”) entered into supplements to the guarantee and collateral agreements that secure the Senior Secured Credit Facilities of Hexion Specialty Chemicals, Inc. (the “Company”). Pursuant to the supplements Sub Co. agreed to guarantee all U.S. and foreign obligations under the Senior Secured Credit Facilities and granted a lien over its assets to secure such obligations and COOP agreed to guarantee all foreign obligations under the Senior Secured Credit Facilities and granted a lien over its assets to secure such obligations. Sub Co. is organized in Delaware and a direct wholly-owned subsidiary of the Company. COOP is organized in the Netherlands and is owned by Sub Co. (65%) and the Company (35%).

On June 4, 2010, Hexion U.S. Finance Corp. (“U.S. Finco”), Hexion Nova Scotia Finance, ULC (“NSULC” and, together with U.S. Finco, the “Issuers”), the Company, Sub Co. and Wilmington Trust FSB, as trustee, entered into a supplemental indenture to the Indenture governing the Issuers’ 8.875% Senior Secured Notes due 2018, dated as of January 29, 2010 (the “1 1/2 Lien Notes Indenture”), by and among Hexion Finance Escrow LLC, Hexion Escrow Corp. and Wilmington Trust FSB, as trustee, pursuant to which Sub Co. agreed to be a guarantor under the 1 1/2 Lien Notes Indenture. On June 4, 2010, Sub Co. also entered into a supplement to the collateral agreement that secures obligations under the 1 1/2 Lien Notes Indenture pursuant to which it granted a lien over its assets to secure such obligations.

On June 4, 2010, the Issuers, the Company, Sub Co. and Wilmington Trust Company, as trustee, entered into a supplemental indenture to the Indenture governing the Issuers’ second-priority senior secured floating rate notes due 2014 and second-priority senior secured 9 3/4% notes due 2014, dated as of November 3, 2006 (the “Second Lien Notes Indenture”), by and among the Issuers, the Company, the guarantors named therein and Wilmington Trust Company, as trustee, pursuant to which Sub Co. agreed to be a guarantor under the Second Lien Notes Indenture. On June 4, 2010, Sub Co. also entered into a supplement to the collateral agreement that secures obligations under the Second Lien Notes Indenture pursuant to which it granted a lien over its assets to secure such obligations.

Section 2—Financial Information

Item 2.03	Creation of a Direct Financial Obligation.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Section 8—Other Events

Item 8.01	Other Events.

On June 4, 2010, in a series of intercompany transactions, the Company transferred all of its shares in Hexion Specialty Chemicals Holding B.V. to COOP.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

4.1	Supplemental Indenture, by and among the Issuers, the Company, Sub Co. and Wilmington Trust FSB, as trustee, dated June 4, 2010.

4.2	Supplemental Indenture, by and among the Issuers, the Company, Sub Co. and Wilmington Trust Company, as trustee, dated June 4, 2010.

10.1	Supplement to the U.S. Guarantee Agreement, by and among Sub Co. and JPMorgan Chase Bank, N.A., as administrative agent, dated June 4, 2010.

10.2	Supplement to the Foreign Guarantee Agreement, by and among Sub Co., COOP and JPMorgan Chase Bank, N.A., as administrative agent, dated June 4, 2010.

10.3	Supplement to the Collateral Agreement, by and among Sub Co. and JPMorgan Chase Bank, N.A., as applicable first lien representative, dated June 4, 2010.

10.4	Supplement to the Collateral Agreement, by and among Sub Co. and Wilmington Trust FSB, as collateral agent, dated June 4, 2010.

10.5	Supplement to the Collateral Agreement, by and among Sub Co. and Wilmington Trust Company, as collateral agent, dated June 4, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEXION SPECIALTY CHEMICALS, INC.
Date: June 9, 2010
	By:	/s/ George F. Knight
George F. Knight
Senior Vice President - Finance and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Supplemental Indenture, by and among the Issuers, the Company, Sub Co. and Wilmington Trust FSB, as trustee, dated June 4, 2010.

4.2	Supplemental Indenture, by and among the Issuers, the Company, Sub Co. and Wilmington Trust Company, as trustee, dated June 4, 2010.

10.1	Supplement to the U.S. Guarantee Agreement, by and among Sub Co. and JPMorgan Chase Bank, N.A., as administrative agent, dated June 4, 2010.

10.2	Supplement to the Foreign Guarantee Agreement, by and among Sub Co., COOP and JPMorgan Chase Bank, N.A., as administrative agent, dated June 4, 2010.

10.3	Supplement to the Collateral Agreement, by and among Sub Co. and JPMorgan Chase Bank, N.A., as applicable first lien representative, dated June 4, 2010.

10.4	Supplement to the Collateral Agreement, by and among Sub Co. and Wilmington Trust FSB, as collateral agent, dated June 4, 2010.

10.5	Supplement to the Collateral Agreement, by and among Sub Co. and Wilmington Trust Company, as collateral agent, dated June 4, 2010.